UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2020

INVESTORS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36441	46-4702118
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

101 JFK Parkway,	Short Hills,	New Jersey	07078
(Address of principal executive offices)			(Zip Code)

     Registrant's telephone number, including area code:  (973) 924-5100

Not Applicable
_________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ISBC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On December 2, 2020, Investors Bank, a wholly-owned subsidiary of Investors Bancorp, Inc. (“Investors Bancorp”), entered into a definitive purchase and assumption agreement (the “Purchase Agreement”) with Berkshire Bank, a wholly-owned subsidiary of Berkshire Hills Bancorp, Inc. (“Berkshire Hills Bancorp”), pursuant to which Investors Bank will acquire the six New Jersey branches and two eastern Pennsylvania branches of Berkshire Bank, including the assumption and acquisition of approximately $639 million of deposits and $308 million of consumer and commercial loans (the “Acquisition”). The Purchase Agreement includes customary representations, warranties and covenants made by Investors Bank and Berkshire Bank. The Acquisition is expected to close in the first half of 2021. The Acquisition is subject to regulatory approval and other customary closing conditions.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated into this report by reference.

Item 8.01	Other Events.
    On December 2, 2020, Investors Bancorp announced the signing of a definitive purchase and assumption agreement under which Investors Bancorp’s wholly-owned subsidiary, Investors Bank, will acquire the eight New Jersey and eastern Pennsylvania branches of Berkshire Bank, the wholly-owned subsidiary of Berkshire Hills Bancorp, including the assumption and acquisition of approximately $639 million of deposits and $308 million of consumer and commercial loans. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this report by reference.

In addition, Investors Bancorp provided supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors on December 3, 2020. A copy of the slides that were made available in connection with the presentation is attached hereto as Exhibit 99.2 and is incorporated into this report by reference.

Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the acquisition, including future financial and operating results, cost savings and accretion to reported earnings that may be realized from the acquisition; (ii) Investors Bancorp’s plans, objectives, expectations and intentions and other statements contained in this Form 8-K that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of the management of Investors Bancorp and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the acquisition may not be completed successfully, or such acquisition may take longer to accomplish than expected; (2) the cost savings from the acquisition may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the acquisition, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the acquisition may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the acquisition; (5) adverse governmental or regulatory policies may be enacted; (6) the interest rate environment may further compress margins and adversely affect net interest income; (7) the risks associated with adverse changes in asset quality and adverse changes to credit quality; (8) difficulties associated with achieving expected future financial results; (9) competition from other financial services companies in Investors Bancorp’s market; and (10) the risk of an economic slowdown that would adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Investors Bancorp’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Investors Bancorp or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Investors Bancorp does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable

(d)	Exhibits.

Exhibit No.	Description

2.1	Purchase and Assumption Agreement dated as of December 2, 2020 between Berkshire Bank and Investors Bank.

99.1	Press release dated December 2, 2020, by Investors Bancorp, Inc., announcing acquisition of eight branches in New Jersey and Eastern Pennsylvania.

99.2	Investors Bancorp, Inc. presentation dated December 2, 2020.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

DATE: December 3, 2020	By:	/s/ Sean Burke
Sean Burke
Executive Vice President and Chief Financial Officer